GOLDEN PATRIOT, CORP.
3000 Marcus Avenue, Suite 3W4
New Hyde Park, NY 11042

December 19, 2007

AJW Partners, LLC
New Millennium Capital Partners II, LLC
AJW Offshore, Ltd.
AJW Qualified Partners, LLC
1044 Northern Boulevard
Suite 302
Roslyn, New York 11576

Re: Golden Patriot, Corp. (the "Company") –
Amendment of Notes

Ladies and Gentlemen:

This letter shall serve as an amendment to all of the outstanding Secured Convertible Notes (collectively, the "Notes") issued pursuant to the Securities Purchase Agreements between Golden Patriot, Corp. (the "Company") and each of: (i) AJW Partners, LLC; (ii) AJW Offshore, Ltd.; (iii) AJW Qualified Partners, LLC; and (iv) New Millennium Capital Partners II, LLC (collectively, the "Purchasers"). By execution hereof, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that:

1. Section 1.2(a) of the Notes shall be amended to change the Applicable Percentage from 50% to 60%.

The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent an accomplish the purposes of this letter agreement, including without limitation the issuance of amended Notes.

Sincerely,

GOLDEN PATRIOT, CORP.

Bradley Rudman
Chief Executive Officer

Accepted to and agreed this
19th day of December, 2007:

AJW PARTNERS, LLC
By: SMS Group, LLC

By:
Corey S. Ribotsky
Manager

AJW OFFSHORE, LTD.
By: First Street Manager II, LLC

By: ______________________________
Corey S. Ribotsky
Manager

AJW QUALIFIED PARTNERS, LLC
By: AJW Manager, LLC

By: ______________________________
Corey S. Ribotsky
Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: First Street Manager II, LLC

By: ______________________________
Corey S. Ribotsky
Manager